AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
SUPPLEMENT DATED FEBRUARY 22, 2007
TO CERTAIN
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
POLICY PROSPECTUSES

          The purpose of this supplement is to notify owners of certain American International Life Assurance Company of New York variable universal life insurance policies (the "Policies") of the proposed closing and liquidation of the Dreyfus VIF Small Company Stock Portfolio (the "Portfolio"), a series of the Dreyfus Variable Investment Fund (the "Fund").  You have been sent this supplement because you are the owner of a Policy affected by the closing and liquidation of the Portfolio.

          The Board of Trustees (the "Board") of the Fund has voted to recommend the liquidation of the Portfolio.  The liquidation is expected to be effective on or about Monday, April 30, 2007.  The Board voted to recommend the liquidation of the Portfolio because its net assets have grown to only $42.5 million and it is unlikely that the Portfolio will experience material growth in assets in the foreseeable future.  The Portfolio's asset size results in fixed expenses remaining high (before fee waivers and/or expense reimbursements) relative to total assets.  The closing and liquidation is subject to shareholder approval at a special meeting to be held on or about Monday, April 16, 2007.

          If the closing and liquidation is approved, then on Monday, April 30, 2007 (the "Closing Date") all Policy account values in the subaccount supported by the Portfolio will be automatically moved into the Fidelity VIP Money Market Portfolio - Initial Class (the "Fidelity Money Market Portfolio").  In addition, existing instructions or instructions received after the Closing Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Portfolio will automatically be corrected to replace the Portfolio with the Fidelity Money Market Portfolio.

          If the liquidation is not approved, the Portfolio will not be liquidated and will continue to operate and be managed in accordance with its investment objective and policies as currently in effect.  However, in such case, the Fund's Board would determine what alternative action, if any, should be taken.

          In connection with this anticipated closing and liquidation of the Portfolio, we would be required to pay you all of your Policy account value you have invested in the Portfolio.  The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Policy account value.  This surrender would be reportable to the Internal Revenue Service and may be taxable to you.  Therefore, in order to avoid the potential of current taxation, we will allocate the liquidation proceeds that we receive from the Portfolio on Monday, April 30, 2007, to the Fidelity Money Market Portfolio, an investment option available in your Policy.  The transfer will use prices established after the close of the New York Stock Exchange on Tuesday, May 1, 2007.  You may at any time thereafter, pursuant to the transfer provisions contained in your Policy, transfer the Policy account value out of the Fidelity Money Market Portfolio to any other investment option available in your Policy.

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          Please note that we must receive instructions from you to transfer your Policy account value out of the Portfolio prior to 3:00 p.m. Central Time ("CT") on Friday, April 27, 2007 if you do not wish to have the liquidation proceeds allocated to the Fidelity Money Market Portfolio.  At any time before 3:00 p.m. CT on Friday, April 27, 2007, you may transfer your Policy account value in the Portfolio to any of the other investment options offered in your Policy.  Please review your fund prospectuses for information about the other investment options.  For additional fund prospectus copies, please contact our VUL Administration Department at the telephone number shown below.

          If we receive any instruction from you for a new premium allocation, transfer, dollar cost averaging or automatic rebalancing transfer (as applicable to your Policy) into or out of the Portfolio after 3:00 p.m. CT on Friday, April 27, 2007, we will delay the entire transaction until after 3:00 p.m. CT on Monday, April 30, 2007, when we will execute such transaction.  Your allocation or transfer will use prices established after the close of the New York Stock Exchange on Tuesday, May 1, 2007.

          If you have Policy account value invested in the Portfolio, you may complete the enclosed transfer form to give us instructions to transfer your Policy account value and/or the enclosed allocation change form to change your premium allocation and/or deduction.  You may return the form(s) in the enclosed postage paid envelope.  You can also call us at the telephone number below.

          Neither our automatic transfer of the liquidated proceeds to the Fidelity Money Market Portfolio, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the Fidelity Money Market Portfolio within 60 days after the liquidation, will count against the 12 free transfers that you are permitted to make in a Policy Year.

          For a period of time after the closing and liquidation, we may provide you with confirmations, statements and other reports that contain the name of this formerly available Portfolio.

          Should you have any questions, you may contact our VUL Administration Department at 1-800-340-2765.